May 22, 2001

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:      EDGAR Filing
         Name of Registrant          :  First Montauk Financial Corp.
         Type of Report              :  Definitive Proxy Statement
         SEC File No.                :  0-6729
         CIK Number                  :  0000083125

Ladies/Gentlemen:

     In accordance with the provisions of Regulation S-T and on behalf of the above-referenced Registrant, we transmit to you the Registrant's EDGAR filing of Registrant's Definitive Proxy Statement for an Annual Meeting of Stockholders to be held on June 22, 2001. There is no fee required for this filing.

     The Registrant intends to mail its Proxy Statement to shareholders on or about May 22, 2001.

     A manually signed hard copy of the transmitted report has been retained together with the Company's books and records. Pursuant to Rule 901(d) of Regulation S-T, we have forwarded seven paper copies of the Annual Report to your Operations Center in Alexandria, Virginia. We request both electronic and hard copy acceptance message.

                                                   Sincerely,

                                                   /s/ Robert I. Rabinowitz

                                                   Robert I. Rabinowitz

                          FIRST MONTAUK FINANCIAL CORP.
                            Parkway 109 Office Center
               328 Newman Springs Road, Red Bank, New Jersey 07701

                                 PROXY STATEMENT
                        Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant:  [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
         [ ]      Preliminary Proxy Statement
         [X]      Definitive Proxy Statement
         [ ]      Definitive Additional Materials
         [ ]      Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                          First Montauk Financial Corp.
--------------------------------------------------------------------------------
                (Name of the Corporation as Specified in Charter)
                         William J. Kurinsky, Secretary
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)
         Payment of Filing Fee (check the appropriate box)

         [X]      No Fee Required
         [ ]      Fee computed on table below per Exchange Act
                  Rules 14a-6(i)(1) and 0-11

(1)      Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
(2)      Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         -----------------------------------------------------------------------
(4)      Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
(5)      Total Fee Paid

         -----------------------------------------------------------------------

(6)      Fee paid previously with preliminary materials:

         -----------------------------------------------------------------------

(7) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or form or schedule and the date of filing.

(1)      Amount previously paid:

         -----------------------------------------------------------------------
(2)      Form, Schedule or Registration no.:

         -----------------------------------------------------------------------
(3)      Filing party:

         -----------------------------------------------------------------------
(4)      Date filed:

         -----------------------------------------------------------------------

                          FIRST MONTAUK FINANCIAL CORP.
                            Parkway 109 Office Center
               328 Newman Springs Road, Red Bank, New Jersey 07701


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held on June 22, 2001


To the Shareholders of FIRST MONTAUK FINANCIAL CORP.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of FIRST MONTAUK FINANCIAL CORP. (the "Corporation" or "Company") will be held at the principal executive offices of the Company, located at Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, New Jersey 07701 on Friday, June 22, 2001 at 10:00 a.m., New Jersey time, for the purpose of

     1. Electing two Class II Directors to the Corporation's Board of Directors to hold office for a period of three years or until their successors are duly elected and qualified; and

     2.   to   transact  such other  business as may properly be brought  before the meeting or any adjournment thereof.

         The close of business on May 21, 2001 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

     You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the Annual Meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Corporation, in writing, prior to the Annual Meeting of Shareholders.

                                           By Order of the Board of Directors


                                           WILLIAM J. KURINSKY, Secretary
Dated: May 22, 2001

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                          FIRST MONTAUK FINANCIAL CORP.
                            Parkway 109 Office Center
               328 Newman Springs Road, Red Bank, New Jersey 07701


                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 22, 2001


     This Proxy Statement and the accompanying form of proxy have been mailed on or about May 22, 2001 to the holders of the Corporation's Common Stock of record ("Record Date") on May 21, 2001 of FIRST MONTAUK FINANCIAL CORP., a New Jersey corporation (the "Corporation" or "Company") in connection with the solicitation of proxies by the Board of Directors of the Corporation for use at the Annual Meeting of Shareholders to be held on June 22, 2001 and at any adjournment thereof.

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     Shares of the Corporation's Common Stock represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted as follows: FOR the election of the two persons nominated by the Board of Directors as Class II Directors; and FOR such other matters as may be properly brought before the meeting and for which the persons named on the enclosed proxies determine, in their sole discretion to vote in favor.

     Any such proxy may be revoked at any time before it is voted. A shareholder may revoke his or her proxy by notifying the Secretary of the Corporation either in writing prior to the Annual Meeting, in person at the Annual Meeting, by submitting a proxy bearing a later date or by voting in person at the Annual Meeting. Directors shall be elected by an affirmative vote of a plurality of the votes cast at the meeting. A shareholder voting through a proxy who abstains with respect to the election of Directors is considered to be present and entitled to vote on the election of Directors at the meeting, and is in effect a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the election of Directors shall not be considered present and entitled to vote on the election of Directors.

     The Corporation will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain directors to solicit proxies from shareholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of the Corporation's Common Stock held of record by such persons, and the Corporation may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

     The Annual Report to Shareholders for the fiscal year ended December 31, 2000, including financial statements, accompanies this Proxy Statement.

     The principal executive offices of the Corporation are located at Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, New Jersey 07701; the Corporation's telephone number is (732) 842-4700.

Independent Public Accountants

     The Board of Directors of the Corporation has selected Schneider, Ehrlich & Associates, LLP, Certified Public Accountants, as independent accountants of the Corporation for the fiscal year ending December 31, 2001. Shareholders are not being asked to approve such selection because such approval is not required under the Corporation's Bylaws or the Business Corporation Act of the State of New Jersey. The audit services provided by Schneider, Ehrlich & Associates, LLP, consists of examination of financial statements, services relative to filings with the Securities and Exchange Commission, and consultation in regard to various accounting matters. Representatives of Schneider, Ehrlich & Associates, LLP, are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

                    VOTING SECURITIES AND SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The securities entitled to vote at the Annual Meeting are the Corporation's common stock, no par value per share (the "Common Stock"). The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Each share of Common Stock entitles its holder to one vote on each matter submitted to shareholders. The close of business on May 21, 2001 has been fixed as the Record Date for the determination of the Common Stock shareholders entitled to notice of and to vote at the meeting and any adjournment thereof. As of May 21, 2001, there were 8,787,885 shares of Common Stock issued and outstanding. Voting of the shares of Common Stock is on a non-cumulative basis.

     The following table sets forth certain information as of May 21, 2001, with respect to each Director, each nominee for Director, each executive officer, all Directors and Officers as a group and the persons (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) known by the Corporation to be the beneficial owner of more than five (5%) percent of any class of the Corporation's voting securities.


                                                                     Amount and Percentage
         Directors, Officer                                          of Beneficial Ownership (1)
         and 5% Shareholders(1)            Number of Shares          Percent
         ----------------------            ----------------          ---------------------------

    Herbert Kurinsky                          526,518(2)               5.7%
    Parkway 109 Office Center
    328 Newman Springs Road
    Red Bank, NJ 07701

    William J. Kurinsky                     1,925,823(3)              19.9%
    Parkway 109 Office Center
    328 Newman Springs Road
    Red Bank, NJ 07701

    Robert I. Rabinowitz, Esq.                375,749(4)               4.1%
    Parkway 109 Office Center
    328 Newman Springs Road
    Red Bank, NJ 07701

    Ward R. Jones                             110,000(5)               1.2%
    7 Leda Lane
    Guilderland, NY 12084

    Norma Doxey                                74,900(6)                *
    Parkway 109 Office Center
    328 Newman Springs Road
    Red Bank, NJ 07701

    David I. Portman                          219,800(7)               2.5%
    300 Ocean Avenue, Apt. 6A
    Long Branch, NJ 07740

    Barry D. Shapiro                             0                      *
    Parkway 109 Office Center
    328 Newman Springs Road
    Red Bank, NJ 07701

    All Directors and                       3,232,790                 30.0%
    Officers as a group
    (6 persons in number)

    *Less than 1%

---------------------

     (1) Unless otherwise indicated below, each director, officer and 5% shareholder has sole voting and sole investment power with respect to all shares that he beneficially owns.

     (2) Includes vested and presently exercisable options of Mr. Herbert Kurinsky, to purchase 475,000 shares of Common Stock.

     (3) Includes vested and presently exercisable options of Mr. William J. Kurinsky to purchase 500,000 shares of Common Stock, and 120,000 Class A Warrants, 120,000 Class B Warrants and 120,000 Class C Warrants.

     (4) Includes vested and presently exercisable options of Mr. Robert Rabinowitz to purchase 328,750 shares of Common Stock; 50,000 of which are owned by Mr. Rabinowitz's wife. Mr. Rabinowitz's children own 2,000 shares of Common Stock. Mr. Rabinowitz also owns 5,833 Class A Warrants, 5,833 Class B Warrants and 5,833 Class C Warrants.

     (5) Includes vested and presently exercisable options of Mr. Ward R. Jones to purchase 100,000 shares of Common Stock.

     (6) Includes vested and presently exercisable options of Ms. Norma Doxey to purchase 44,500 shares of Common Stock and 18,000 non-vested stock options.

     (7) Includes vested and presently exercisable options of Mr. David I. Portman to purchase 100,000 shares of Common Stock. Mr. Portman also owns 16,600 Class A Warrants, 16,600 Class B Warrants and 16,600 Class C Warrants.

NOTE:
          All Class A Warrants are exercisable at $3.00 per share for a period of three (3) years from February 17, 1998.

          All Class B Warrants are exercisable at $5.00 per share for a period of five (5) years from February 17, 1998.

          All Class C Warrants are exercisable at $7.00 per share for a period of seven (7) years from February 17, 1998.

Certain Reports

     No person who, during the fiscal year ended December 31, 2000, was a Director, officer or beneficial owner of more than ten percent of the Corporation's Common Stock (which is the only class of securities of the Corporation registered under Section 12 of the Securities Exchange Act of 1934 (the "Act") (a "Reporting Person") failed to file on a timely basis, reports required by Section 16 of the Act during the most recent fiscal year. The foregoing is based solely upon a review by the Corporation of Forms 3 and 4 during the most recent fiscal year as furnished to the Corporation under Rule 16a-3(d) under the Act, and Forms 5 and amendments thereto furnished to the Corporation with respect to its most recent fiscal year, and any representation received by the Corporation from any Reporting Person that no Form 5 is required.

     It is expected that the following will be considered at the Annual Meeting and action taken thereon:


                            I. ELECTION OF DIRECTORS

     The Corporation's Certificate of Incorporation provides for the classification of the Board of Directors into three classes of Directors, each class as nearly equal in number as possible but not less than one Director, each to serve for a three-year term, staggered by class. The Certificate of Incorporation further provides that a Director or the entire Board of Directors may be removed only for cause and only by the affirmative vote of the holders of at least 70% of the combined voting power of the Corporation's voting stock, with vacancies on the Board being filled only by a majority vote of the remaining Directors then in office.

     The Board of Directors currently consists of six Directors divided into three classes (Class I, II and III) consisting of two members each. Until December 6, 2000 there was a vacancy in Class II resulting from the resignation of Dr. Ross E. McRonald in November 1994. This vacancy was filled by the remaining members of the Board on December 6, 2000 with the appointment of Barry
D. Shapiro.

     The affirmative vote of a plurality of the outstanding shares of Common Stock entitled to vote thereon, voting together as a single class at the Annual Meeting of shareholders is required to elect the Class II Directors. All proxies received by the Board of Directors will be voted for the election as Class II Directors of the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead. The Board of Directors knows of no reason to anticipate that this will occur. Family relationships exist among the following executive officers and directors: Mr. Herbert Kurinsky is the uncle of Mr. William J. Kurinsky and Mr. Robert I. Rabinowitz is the brother-in-law of Mr. William J. Kurinsky.

     The terms of the Class II Directors expire at this Annual Meeting. The present Directors of the Corporation nominated for reelection to the Corporation's Board of Directors as the Class II Directors at the Annual Meeting are Norma Doxey and Barry D. Shapiro.

     The following table sets forth certain information as of the date hereof with respect to the Directors of the Corporation, including the nominees for election to the Corporation's Board of Directors at the Annual Meeting. The Class II Directors are the Directors nominated for election at the Annual Meeting.



                                    Position with                        Director
                                    Corporation; Principal               Continually
     Name                           Occupation and Age                   Since          Term Expires

                                                 CLASS II - NOMINEES

Norma L.  Doxey            Director, Vice-President of  Operations
                           of First Montauk Securities Corp., 61         1988             Nominee

Barry D. Shapiro           Director, 58                                  2000             Nominee

                                                      CLASS I

Herbert Kurinsky           Director, President and Chief                 1987             2002
                           Executive Officer of  the Company
                           and Registered Options Principal of
                           First Montauk Securities Corp., 70

William J. Kurinsky        Director, Vice President, Chief               1987             2002
                           Operating and Chief Financial Officer
                           and Secretary of the Company and of
                           First Montauk Securities Corp. and
                           Financial and Operations Principal
                           of First Montauk Securities Corp., 40

                                                     CLASS III

Ward R. Jones, Jr.         Director, Registered Representative
                           with First Montauk Securities Corp., 70       1991             2003

David I. Portman           Director, President of Triad Property
                           Management, Inc., 60                          1993             2003


     Herbert Kurinsky became a Director and President of the Company on November 16, 1987. Mr. Kurinsky is a co-founder of First Montauk Securities Corp. and has been its President, one of its Directors and its Registered Options Principal since September of 1986. From March 1984 to August 1986, Mr. Kurinsky was the President of Homestead Securities, Inc., a New Jersey broker-dealer. From April 1983 to March 1984, Mr. Kurinsky was a branch office manager for Phillips, Appel & Waldon, a securities broker-dealer. From February 1982 to March 1983, Mr. Kurinsky was a branch office manager for Fittin, Cunningham and Lauzon, a securities broker-dealer. From November 1977 to February 1982, he was a branch office manager for Advest Inc., a securities broker-dealer. Mr. Kurinsky received a B.S. degree in economics from the University of Miami, Florida in 1954.

     William J. Kurinsky became Vice President, a Director and Financial and Operations Principal of the Company on November 16, 1987. He is a co-founder of First Montauk Securities Corp. and has been one of its Vice Presidents, a Director and its Financial/Operations Principal since September of 1986. Prior to that date, Mr. Kurinsky was Treasurer, Chief Financial Officer and Vice
President of Operations of Homestead Securities, Inc., a securities broker-dealer. Mr. Kurinsky received a B.S. from Rutgers University in 1984. He is the nephew of Herbert Kurinsky.

     Norma L. Doxey has been a Director of the Company since December 6, 1988. Ms. Doxey is the Vice President for Operations and a Registered Representative with First Montauk Securities Corp. since September, 1986. From August through September, 1986, she was operation's manager and a Registered Representative with Homestead Securities, Inc. From July 1984 through August 1985 she held the same position with Marvest Securities.

     Ward R. Jones, Jr. has been a director of the Company since June, 1991. From 1955 through 1990, Mr. Jones was employed by Shearson Lehman Brothers as a registered representative, eventually achieving the position of Vice President. Mr. Jones is currently a registered representative of First Montauk Securities Corp., but does not engage in any securities business.

     David I. Portman has been a director of the Company since June 15, 1993. From 1978 to the present, Mr. Portman served as the President of Triad Property Management, Inc., a private corporation which builds, invests in and manages real estate properties in the State of New Jersey. Mr. Portman was a Director of Ultra Med, Inc. from 1986 to 1991, a high tech medical equipment manufacturer. Mr. Portman also serves as a director and officer of Pacific Health Laboratories, Inc., positions he has held since August 1995. FMSC underwrote an initial public offering of the common stock of Pacific Health Laboratories, Inc., and is currently a market maker in the stock.

     Barry D. Shapiro was appointed to the Board of Directors of the Company on December 6, 2000. From October 2000 to the present, Mr. Shapiro is a shareholder of the accounting firm, Withum, Smith & Brown in its Red Bank office. Mr. Shapiro was a partner of Shapiro & Weisman C.P.A., P.A., from 1976 thru 1996 when he became a partner of Rudolf, Cinnamon & Calafato, P.A. until joining Withum Smith & Brown. Mr. Shapiro was previously employed with the Internal Revenue Service from 1965 thru 1971, where he was responsible for audit, review and conference functions. Mr. Shapiro is a member of the New Jersey Society of Certified Public Accountants, where he currently participates on the IRS Co-Op and State Tax Committees. Mr. Shapiro is a past Trustee, Treasurer and Vice President of the NJSCPA. He has been involved and is in many civic and community activities, as well as charitable organizations, including the Monmouth County New Jersey Chapter of the American Cancer Society and the Ronald McDonald House of Long Branch, New Jersey. Mr. Shapiro received a B.S. in accounting from Rider University in 1965.

Significant Employees

     Robert I. Rabinowitz, 44, has been General Counsel of the Company since 1987. He concurrently served as General Counsel of First Montauk Securities from 1986 to 1998 when a new general counsel was named. Thereafter, he became the Chief Administrative Officer of FMSC as well as General Securities Prinicipal. From January 1986 until November 1986, he was as associate attorney for Brodsky, Greenblatt & Renahan, a private practice law firm in Rockville, Maryland. Mr. Rabinowitz is an attorney at law licensed to practice in New Jersey, Maryland and the District of Columbia, and is a member of the Board of Arbitrators for the National Association of Securities Dealers, Department of Arbitration. Mr. Rabinowitz's wife is a niece of Mr. Herbert Kurinsky and a sister of Mr. William Kurinsky.

     Mark D. Lowe, 41, has been President of Montauk Insurance Services, Inc. since October 1998. From 1982 to 1998 Mr. Lowe was a Senior Consultant with Congilose & Associates, a financial services firm specializing in insurance and estate planning. Mr. Lowe became a Certified Financial Planner (CFP) in July 1991. Mr. Lowe attended Ocean County College in Toms River, N.J. Mr. Lowe is the Treasurer of the Estate and Financial Planning Council of Central New Jersey.

     David M. McCoy, 39, has been director of retail sales since June 2000. Prior to that he was an affiliate registered representative with First Montauk Securities Corp. in the Boca Raton, Florida branch office since August 1992. From October 1991 through August 1992, Mr. McCoy was a Manager at Chelsea Street Securities, and from October 1990 through October 1991, he was a trader/manager in Biltmore Securities, both in Boca Raton, FL. Mr. McCoy holds a General Securities Agent and Principal licenses.

Board Meetings, Committees and Compensation of Directors

     During the fiscal year ended December 31, 2000, four meetings of the Board of Directors were held. Each Director of the Corporation was present at all meetings of the Board of Directors, either in person or by telephone, held during fiscal 2000.

     The Board of Directors has established an Audit Committee consisting of three members, which includes a "public director" as that term is defined in Schedule E of the NASD By-Laws. The Audit Committee reviews (i) the Company's audit functions, (ii) the finances, financial condition, and interim financial statements of the Company, and (iii) the year end financial statements of the Company. Members of the Audit Committee do not receive additional compensation for such service. The Audit Committee met on one occasion during fiscal 2000.

     The Audit Committee adopted a written charter governing its actions on June 23, 2000. The Charter of the Audit Committee of the Company appears in full at
Exhibit 1 of this Proxy Statement. Mr. Jones, Mr. Shapiro and Mr. Portman are "independent" members of the Company's Audit Committee, within the definition of that term as provided by Rule 4200(a)(14) of the listing standards of the National Association of Securities Dealers.

                  The audit committee hereby states that it:

          * has reviewed and discussed the audited financial statements with the Company's management;

          * has discussed with the Company's independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented;

          * has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountants the independent accountant's independence; and

          * has recommended to the Board of Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Commission.

     The Audit  Committee of the Board of Directors of First  Montauk  Financial
Corp.:

         David I. Portman            Ward R. Jones, Jr.       Barry D. Shapiro


     The Corporation does not have a standing nominating committee of the Board of Directors.

     The Corporation pays Directors who are not employees of the Corporation a retainer of $250 per meeting of the Board of Directors attended and for each meeting of a committee of the Board of Directors not held in conjunction with a Board of Directors meeting. Directors who are not employees of the Company are also eligible to participate in the Director Plan. Directors employed by the Corporation are not entitled to any additional compensation as such. The Board of Directors generally meets on a quarterly basis in addition to such other occasions as the business of the Corporation may from time to time require.

Compensation Committee Report on Executive Compensation

     In fiscal 1995, the Corporation established a compensation committee, composed of two non-executive directors, for the purpose of negotiating and reviewing all employment agreements for executive officers of the Corporation and for administering the Senior Management Plan and the Incentive Stock Option Plan, as amended. At present, Ward R. Jones, Jr. and David I. Portman are the members of the compensation committee. This committee met on one occasion during fiscal 2000.

     The compensation committee and the Board of Directors have established the following ongoing principles and objectives for determining the Corporation's executive compensation:

          *    provide  compensation   opportunities  that  will  help  attract,
               motivate and retain highly motivated qualified managers and executives.

          *    link   executive   total   compensation   to  the   Corporation's
               performance and individual job performance.

          * provide a balance between incentives based upon annual business achievements and longer term incentives linked to increases in shareholder value.

     During  the  last  fiscal  year,   except  as  discussed  below,  the  cash
compensation portions of the Chief Executive Officer and the Chief Operating Officer were not reviewed by the compensation committee as the terms of the compensation were governed by the terms of their employment agreements which were entered into in January 2000. Shareholders are directed to the discussion of these agreements under the heading "Employment Agreements" appearing elsewhere in this Proxy Statement. A cash bonuses of $29,306 was awarded to our Chief Executive Officer, and no bonus was awarded to our Chief Operating Officer during the last fiscal year, which is less than the amount to which they were entitled under the terms of their employment agreements with the Company.

     The total cash compensation paid to both Mr. Herbert Kurinsky and Mr. William Kurinsky decreased in fiscal 2000 as compared to 1999. The salary increases realized by these officers were increases to which they were entitled under the terms of their employment agreements with the Company, pursuant to which they are entitled to receive an annual salary increase of 10%. As both executive officers declined to receive the full amount of bonuses payable to them under their employment agreements, their total cash compensation in fiscal 2000 decreased relative to fiscal 1999.

     During the last fiscal year, the compensation committee authorized the grant of options to purchase 125,000 shares of the Company's Common Stock to each of Messrs. Herbert Kurinsky and William Kurinsky. See "Option Grants in Last Fiscal Year."

The Compensation Committee:

Ward R. Jones Jr.          David I. Portman

Compensation Committee Interlocks and Insider Participation

     There are no compensation committee interlocks between the members of the Corporation's compensation committee and any other entity. None of the members of the Board's compensation committee are executive officers of the Corporation. Mr. Jones is a registered representative of the Corporation's broker-dealer subsidiary, First Montauk Securities Corp., but does not engage in any securities business.

Shareholder Return Performance Presentation

     Set forth herein is a line graph comparing the total returns (assuming reinvestment of dividends) of the Company's common stock, the Standard and Poor Industrial Average, and an industry composite consisting of a group of two peer issuers selected in good faith by the Company. The Company's common stock is listed for trading in the over the counter market and is traded under the symbol "FMFK".

                  Comparison of 5 Year Cumulative Total Return
                       Assumes Initial Investment of $100


DESCRIPTION                          1995      1996      1997      1998      1999     2000

First Montauk Financial Corp. (%)              -4.00    199.48    -50.00     -10.61   -44.75
First Montauk Financial Corp. ($)  $100.00   $ 96.00   $287.50   $143.75  $  128.50  $ 71.00

S&P 500 (%)                                    22.94     33.36     28.58      21.05    -9.10
S&P 500 ($)                        $100.00   $122.94   $163.96   $210.81  $  255.18  $231.94

Peer Group Only (%)                           174.74     63.98    -41.49     284.16   -38.32
Peer Group Only ($)                $100.00   $274.74   $450.53   $263.59  $1,012.61  $624.55

Peer Group + FMFK (%)                         114.49     88.05    -43.99     216.56   -38.70
Peer Group + FMFK ($)              $100.00   $214.49   $403.35   $225.93  $  715.21  $438.39

NOTES:
     (1) Industry composite includes Paulson Capital Corp. and JW Genesis Financial Corp. The industry composite has been determined in good faith by management to represent entities that compete with the Company in certain of its significant business segments.

Vote Required for Election of Directors

     The affirmative vote of the holders of a plurality of the shares of Common Stock voting at the Annual Meeting is required for the approval of the nominees for Class II Directors.

     THE BOARD OF DIRECTORS DEEMS THE NOMINEES FOR THE CLASS III DIRECTORS TO BE IN THE BEST INTERESTS OF THE CORPORATION AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

         Executive Compensation

         Summary of Cash and Certain Other Compensation

     The following provides certain information concerning all Plan and Non-Plan (as defined in Item 402 (a)(ii) of Regulation S-K) compensation awarded to, earned by, paid or accrued by the Company during the years ended December 31, 2000, 1999 and 1998 to each of the named executive officers of the Company.

                                         SUMMARY COMPENSATION TABLE

                                        Annual Compensation                                  Long Term
                                                                                             Compensation


                                                                                             Securities
                                                                                             Underlying
Name & Principal                                                       Other Annual          Options/ SARs
Position                      Year       Salary        Bonus           Compensation          Granted
---------                     ----       ------        -----           ------------          --------

Herbert Kurinsky              2000      $256,217       $ 29,306         $   2,000(4)         125,000 (1)
 Chairman, Chief              1999      $232,925       $100,000         $     925(4)               0 (1)
 Executive Officer (7)        1998      $175,000       $0               $  10,096(4)         100,000 (1)

William J. Kurinsky           2000      $256,217       $0               $   2,000(5)         125,000 (2)
 Vice President,              1999      $232,925       $100,000         $   1,925(5)               0 (2)
 Chief Operating and          1998      $175,000       $0               $  10,221(5)         100,000 (2)
 Financial Officer
 and Secretary (8)

Robert I. Rabinowitz          2000      $150,000       $ 24,234         $   2,000(6)          60,000 (3)
 General Counsel, FMFC,       1999      $125,000       $ 25,000         $   1,200(6)               0 (3)
 Chief Administrative         1998      $125,000       $ 15,000         $     295(6)         100,000 (3)
 Officer, FMSC(9)


(1) In 2000, the Compensation Committee of the Board of Directors (the "Committee") authorized an option grant to Mr. Herbert Kurinsky to purchase 125,000 shares of Common Stock at an exercise price of $2.00 per share. In 1998, the Board of Directors authorized a grant to purchase 100,000 shares at an exercise prices of $1.9375 to Herbert Kurinsky. See "Aggregated Options/Sar Exercises in Last Fiscal Year and Fy-End Option/Sar Values."

(2) In 2000, the Compensation Committee of the Board of Directors (the "Committee") authorized an option grant to Mr. William J. Kurinsky to purchase 125,000 shares of Common Stock at an exercise price of $2.00 per share. In 1998, the Board of Directors authorized a grant to purchase 100,000 shares at an exercise prices of $2.13 to William J. Kurinsky. See "Aggregated Options/Sar Exercises in Last Fiscal Year and Fy-End Option/Sar Values."

(3) In 2000, the Board of Directors authorized an option grant to Mr. Robert Rabinowitz to purchase 60,000 shares of Common Stock at an exercise price of $2.00 per share. In 1998, the Board of Directors authorized a grant to purchase 100,000 shares at an exercise prices of $1.9375 to Robert Rabinowitz. See "Aggregated Options/Sar Exercises in Last Fiscal Year and Fy-End Option/Sar Values."

(4) Includes (i) for 2000, automobile allowance of $2000; (ii) for 1999, auto allowance of $925; (iii) for 1998, vacation pay of $10,096.

(5) Includes: (i) for 2000, automobile allowance of $2,000; (ii) for 1999, auto allowance of $1928; (iii) for 1998, commissions of $125 and vacation pay of $10,096.

(6) Includes (i) for 2000, automobile allowance of $2,000; (ii) for 1999, automobile allowance of $1200; (iii) for 1998, commissions of $295.

(7) Mr. Herbert Kurinsky is the beneficial owner of 51,518 shares of the Company's Common Stock as of December 31, 2000, which shares had a market value of $36,578 as of that date, without giving effect to the diminution in value attributable to the restriction on said shares.

(8) Mr. William Kurinsky is the beneficial owner of 1,065,823 shares of the Company's Common Stock as of December 31, 2000, which shares had a market value of $756,734 as of that date, without giving effect to the diminution in value attributable to the restriction on said shares.

(9) Mr. Robert I. Rabinowitz is the beneficial owner of 29,500 shares of the Company's Common Stock as of December 31, 2000, which shares had a market value of $20,945 as of that date, without giving effect to the diminution in value attributable to the restriction on said shares.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table contains information with respect to the named executive officers concerning options granted during the year ended December 31, 2000.


                                INDIVIDUAL GRANTS

                              Number of    % of Total
                              Underlying   Granted to        Exercise
                              Options/SARs Employees in      or Base           Expiration
     Name                     Granted(#)   Fiscal Year       Price ($Sh)       Date
     ----                     ----------   ------------      -----------       -----
Herbert Kurinsky              125,000      6.3%              $2.00             3/27/05
William J. Kurinsky           125,000      6.3%              $2.00             3/27/05
Robert I. Rabinowitz           60,000      3.0%              $2.00             3/27/05


     There were no grants of Stock Appreciation Rights to the executive officers listed above during the fiscal year ended December 31, 2000.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES


                                                      Number of Unexercised         Value of Unexercised In-the-
                            Shares                      Options as of                     Money Options
Name                       Acquired       Value         December 31, 2000            at December 31, 2000(1)
                          on Exercise    Realized   Exercisable/Unexercisable       Exercisable/Unexercisable
Herbert Kurinsky               0            --              475,000/0                         $0/$0
William J. Kurinsky            0            --              500,000/0                         $0/$0
Robert I. Rabinowitz           0            --              328,750/0                         $0/$0
-------------


(1) Based on the closing bid price of the Company's common stock on December 31, 2000 ($.71 per share), less the exercise price for the aggregate number of shares subject to the options.

Employment Agreements

     In January 2000, the Company entered into new three-year employment contracts with Herbert Kurinsky, as President and William J. Kurinsky, as Executive Vice President. The contracts provide for base salaries of $256,218 for the first year of the agreement for each, increasing in each case at the rate of 10% per year. Each will also be entitled to receive a portion of a bonus pool consisting of 10% of the pre-tax profits of the Company, to be determined by the executive management (e.g. Herbert Kurinsky and William J. Kurinsky). The bonus pool would require a minimum of $500,000 pretax profit per year in order to become effective. The agreements have been renewed for an additional year.

     Each is also entitled to receive commissions at the same rate as paid to other non-affiliate registered representatives of the Company. They are also entitled to purchase from FMSC, up to 20% of all underwriters and/or placement agent warrants or options which are granted to FMSC upon the same price, terms and conditions afforded to FMSC as the underwriter or placement agent. Each employee also receives health insurance benefits and life insurance as generally made available to regular full-time employees of the Company, and reimbursement for expenses incurred on behalf of the Company and the use of an automobile or in the alternative an automobile allowance. The contracts also provide for severance benefits equal to three times the previous year's salary in the event either of the employees is terminated or their duties significantly changed after a change in management of the Company as defined in the respective agreements.

Incentive Stock Option Plan

     In September 1992, the Company adopted the 1992 Incentive Stock Option Plan. The 1992 Incentive Stock Option Plan provided for the grant of options to purchase up to 2,000,000 shares of the Company's Common Stock and is intended for employees of the Company and consultants. In June 1996 the Company's Board of Directors and shareholders approved an amendment to the 1992 Incentive Stock Option Plan to increase the number of shares reserved for issuance from 2,000,000 to 3,500,000. In June 1998, the Company's shareholders approved a further amendment to the 1992 Incentive Stock Option Plan to increase the number of shares reserved for issuance from 3,500,000 to 6,000,000 and in June 2000, the Company's shareholders approved a further amendment to increase the number of shares reserved for issuance under the 1992 Incentive Stock Option Plan from 6,000,000 to 8,000,000 (as amended, the "Incentive Plan"). Under the terms of the Incentive Plan, options granted thereunder may be designated as options which qualify for incentive stock option treatment ("ISOs") under Section 422A of the Code, or options which do not so qualify ("Non-ISOs").

     The Incentive Plan is administered by the Board of Directors or by a Stock Option Committee designated by the Board of Directors. The Board or the Stock Option Committee, as the case may be, has the discretion to determine the eligible employees to whom, and the times and the price at which, options will be granted; whether such options shall be ISOs or Non-ISOs; the periods during which each option will be exercisable; and the number of shares subject to each option. The Board or Committee has full authority to interpret the Incentive Plan and to establish and amend rules and regulations relating thereto.

     Under the Incentive Plan, the exercise price of an option designated as an ISO shall not be less than the fair market value of the Common Stock on the date the option is granted. However, in the event an option designated as an ISO is granted to a ten percent stockholder (as defined in the Amended Plan) such exercise price shall be at least 110% of such fair market value. Exercise prices of Non-ISO options may be less than such fair market value. The aggregate fair market value of shares subject to options granted to a participant which are designated as ISOs which become exercisable in any calendar year may not exceed $100,000.

     The Board or the Stock Option Committee, as the case may be, may, in its sole discretion, grant bonuses or authorize loans to or guarantee loans obtained by an optionee to enable such optionee to pay any taxes that may arise in connection with the exercise or cancellation of an option. Unless sooner terminated, the Incentive Plan will expire in 2002.

     As of March 31, 2001 options to purchase a total of 6,504,998 shares of the Company's Common Stock have been issued under the Incentive Plan.

         Director Plan

     In September 1992, the Company adopted the Non-Executive Director Stock Option Plan (the "Director Plan"). The Director Plan provides for issuance of a maximum of 1,000,000 shares of Common Stock upon the exercise of stock options granted under the Director Plan. Options are granted under the Director Plan until 2002 to (i) non-executive directors as defined and (ii) members of any advisory board established by the Company who are not full time employees of the Company or any of its subsidiaries. The Director Plan provides that each non-executive director will automatically be granted an option to purchase 20,000 shares each September 1, provided such person has served as a director for the 12 months immediately prior to such September 1st.

     In June 1996, the Company's shareholders approved an amendment to the Director Plan to provide for the elimination of non-discretionary stock grants to members of any advisory board established by the Company. An eligible member of an advisory board may receive an option to purchase shares of the Company's Common Stock under the Director Plan as provided for in the discretion of the Company's Board of Directors.

     The exercise price for options granted under the Director Plan shall be 100% of the fair market value of the Common Stock on the date of grant. Until otherwise provided in the Stock Option Plan the exercise price of options granted under the Director Plan must be paid at the time of exercise, either in cash, by delivery of shares of Common Stock of the Company or by a combination of each. The term of each option commenced on the date it is granted and unless terminated sooner as provided in the Director Plan, expires five years from the date of grant. The Director Plan is administered by a committee of the board of directors composed of not fewer than three persons who are officers of the Company (the "Committee"). The Committee has no discretion to determine which non-executive director or advisory board member will receive options or the number of shares subject to the option, the term of the option or the exercisability of the option. However, the Committee will make all determinations of the interpretation of the Director Plan. Options granted under the Director Plan are not qualified for incentive stock option treatment. To date, a total of 380,000 options have been granted to the Company's Non-Executive members of the Board of Directors.

         Senior Management Plan

     In 1996, the Company adopted the 1996 Senior Management Incentive Plan (and as amended, the "Management Plan"). The Management Plan provides for the issuance of up to 2,000,000 shares of Common Stock either upon issuance of options issued under the Management Plan or grants of restricted stock or incentive stock rights. In June 2000, the Company's shareholders approved an amendment to Management Plan to increase the number of shares reserved for issuance from 2,000,000 to 4,000,000. Awards may be granted under the Management Plan to executive management employees by the Board of Directors or a committee of the board, if one is appointed for this purpose. The Management Plan provides for four types of awards--stock options, incentive stock rights, stock appreciation rights, and restricted stock purchase agreements. The stock options granted under the Management Plan can be either ISOs or non-lSOs similar to the options granted under the Incentive Stock Option Plan, except that the exercise price of non-lSOs shall not be less than 85% of the fair market value of the Common Stock on the date of grant. Incentive stock rights consist of incentive stock units equivalent to one share of Common Stock in consideration for services performed for the Company. If services of the holder terminate prior to the incentive period, the rights become null and void unless termination is caused by death or disability. Stock appreciation rights allow a grantee to receive an amount in cash equal to the difference between the fair market value of the stock and the exercise price, payable in cash or shares of Common Stock. The Board or committee may grant limited SARs which become exercisable upon a "change of control" of the Company. A change of control includes the purchase by any person of 25% or more of the voting power of the Company's outstanding securities, or a change in the majority of the Board of Directors.

     Awards granted under the Management Plan are also entitled to certain acceleration provisions which cause awards granted under the Management Plan to immediately vest in the event of a change of control or sale of the Company. Awards under the Management Plan may be made until 2006. To date, the Company granted a total of 2,375,000 options under the Senior Management Plan.

     Each of the types of Awards that may be granted under the Management Plan is discussed below.

     Stock Options. Under the terms of the Management Plan, options granted thereunder will be designated as options which qualify for incentive stock option treatment ("ISO's") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not so qualify ("Non-ISO's").

     Under the Management Plan, the exercise price of an option designated as an ISO shall not be less than the fair market value of the Common Stock on the date the option is granted. However, in the event an option designated as an ISO is granted to a ten percent Shareholder such exercise price shall be at least 110% of such fair market value. Exercise prices of Non-ISO options may not be less than 85% of such fair market value. The aggregate fair market value of shares subject to an option designated as an ISO for which any participant may be granted such an option in any calendar year, shall not exceed $100,000 plus any unused carryovers (as defined in Section 422 of the Code) from a prior year. The "fair market value" will be the price of the Corporation's Common Stock, the low bid as reported by the National Quotation Bureau, Inc., or a market maker of the Corporation's Common Stock, or if the Common Stock is not quoted by any of the above, by the Board of Directors acting in good faith.

     Options may be granted under the Management Plan for such periods as determined by the Management Plan Administrator; provided however that no option designated as an ISO granted under the Management Plan shall be exercisable over a period in excess of ten years, or in the case of a ten percent Shareholder, five years. Options may be exercised in whole at any time or in part from time to time. Options are not transferable except to the estate of an option holder; provided, however, in the case of a Non-ISO, and subject to Rule 16b-3 promulgated under Section 16 of the Exchange Act and prevailing interpretations thereunder by the Staff of the Securities and Exchange Commission, a recipient of a Non-ISO may, with the consent of the Management Plan Administrator, designate a named beneficiary of the Non-ISO in the event of the death of such recipient, or assign such Non-ISO.

     Incentive Stock Rights. Incentive stock rights consists of incentive stock units which give the holder the right to receive, without payment of cash or property to the Corporation, shares of Common Stock. Each unit is equivalent to one share of Common Stock and will be issued in consideration for services performed for the Corporation. If the services of the senior manager with the Corporation terminate prior to the end of the incentive period relating to the units awarded, the rights shall thereupon be null and void, except that if termination is caused by death or permanent disability, the senior manager or his/her heirs, as the case may be, shall be entitled to receive a pro rata portion of the shares represented by the units, based upon that portion of the incentive period which shall have elapsed prior to the death or disability.

     Stock Appreciation Rights ("SARs"). SARs may be granted to recipients of options under the Management Plan. SARs may be granted simultaneously with, or subsequent to, the grant of a related option and may be exercised to the extent that the related option is exercisable, except that no general SAR (as hereinafter defined) may be exercised within a period of six months of the date of grant of such SAR and no SAR granted with respect to an ISO may be exercised unless the fair market value of the Common Stock on the date of exercise exceeds the exercise price of the ISO. A holder may be granted general SARs ("general SARs") or limited SARs ("limited SARs"), or both. General SARs permit the holder thereof to receive an amount (in cash, shares of Common Stock or a combination of both) equal to the number of SARs exercised multiplied by the excess of the fair market value of the Common Stock on the exercise date over the exercise price of the related option. Limited SARs are similar to general SARs, except that, unless the Administrator (as defined in the Plan) determines otherwise, they may be exercised only during a prescribed period following the occurrence of one or more of the following events: (i) the approval of the shareholders of the Corporation of a consolidation or merger in which the Corporation is not the surviving corporation, the sale of all or substantially all the assets of the Corporation, or the liquidation or dissolution of the Corporation; (ii) the commencement of a tender or exchange offer for the Corporation's Common Stock (or securities convertible into Common Stock) without the prior consent of the Board; (iii) the acquisition of beneficial ownership by any person or other entity (other than the Corporation or any employee benefit plan sponsored by the Corporation) of securities of the Corporation representing 25% or more of the voting power of the Corporation's outstanding securities; or (iv) if during any period of two years or less, individuals who at the beginning of such period constitute the entire Board cease to constitute a majority of the Board, unless the election, or the nomination for election, of each new director is approved by at least a majority of the directors then still in office.

     The exercise of any portion of either the related option or the tandem SARs will cause a corresponding reduction in the number of shares remaining subject to the option or the tandem SARs, thus maintaining a balance between outstanding options and SARs.

     Restricted Stock Purchase Agreements. Restricted stock purchase agreements provide for the sale by the Corporation of shares of Common Stock at prices to be determined by the Board, which shares shall be subject to restrictions on disposition for a stated period during which time the purchase must continue employment with the Corporation to retain the shares.

     Upon expiration of the applicable restricted period and the satisfaction of any other applicable conditions, all or part of the restricted shares and any dividends or other distributions not distributed to the holder (the "retained distributions") thereon will become vested. Any restricted shares and any retained distributions thereon which do not so vest will be forfeited to the Corporation. If prior to the expiration of the restricted period a holder is terminated without cause or because of a total disability (in each case as defined in the Plan), or dies, then, unless otherwise determined by the Administrator at the time of the grant, the restricted period applicable to each award of restricted shares will thereupon be deemed to have expired. Unless the Administrator determines otherwise, if a holder's employment terminates prior to the expiration of the applicable restricted period for any reason other than as set forth above, all restricted shares and any retained distributions thereon will be forfeited.

                            CERTAIN RELATIONSHIPS AND
                              RELATED TRANSACTIONS

     For information concerning the terms of the employment agreements entered into between the Company and Messrs. Herbert Kurinsky and William J. Kurinsky, see "Executive Compensation".

                              FINANCIAL INFORMATION

     A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT THE ACCOMPANYING EXHIBITS, WHICH EXHIBITS SHALL BE
FURNISHED TO SHAREHOLDERS, IF REQUESTED, UPON PAYMENT TO THE CORPORATION OF REASONABLE EXPENSES INCLUDING PHOTOCOPYING AND MAILING EXPENSES, TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST THEREFOR SENT TO WILLIAM J. KURINSKY, SECRETARY, FIRST MONTAUK FINANCIAL CORP., PARKWAY 109 OFFICE CENTER, 328 NEWMAN SPRINGS ROAD, RED BANK, NEW JERSEY 07701. Each such request must set forth a good faith representation that as of May 21, 2001 the person making the request was the beneficial owner of Common Shares of the Corporation entitled to vote at the 2001 Annual Meeting of Shareholders.

                                 OTHER BUSINESS

     As of the date of this Proxy Statement, the foregoing is the only business which the Board of Directors intends to present, and is not aware of any other matters which may come before the meeting. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

     Proposals of shareholders intended to be presented at the Corporation's 2002 Annual Meeting of Shareholders must be received by the Corporation on or prior to January 22, 2002 to be eligible for inclusion in the Corporation's proxy statement and form of proxy to be used in connection with the 2002 Annual Meeting of Shareholders.
                                        By Order of the Board of Directors


                                        WILLIAM J. KURINSKY, Secretary

                                        Dated:   May 22, 2001


     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

                                                                    EXHIBIT 1


                          FIRST MONTAUK FINANCIAL CORP.

                                     CHARTER

                                     OF THE

                                 AUDIT COMMITTEE

Organization

     There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of at least three directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member. The committee shall meet as required throughout the fiscal year, but no less than four times.

Statement of Policy

     The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the corporation. Responsibilities

     In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality. In carrying out these responsibilities, the audit committee will:

         * Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

         * Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

         * Review with the independent auditors and the company's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements.

         * Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

         * Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

         * Review accounting and financial human resources and succession planning within the company.

         * Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

         * Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

                          FIRST MONTAUK FINANCIAL CORP.

                 Annual Meeting of Shareholders - June 22, 2001

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS


     The undersigned hereby appoints Herbert Kurinsky and William J. Kurinsky, and each of them, proxies, with full power of substitution to each, to vote all common shares of FIRST MONTAUK FINANCIAL CORP., owned by the undersigned at the Annual Meeting of Shareholders of FIRST MONTAUK FINANCIAL CORP. to be held on Friday, June 22, 2001 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote:

         I.       Election of Class II Directors:

[  ] FOR all nominees listed                   [  ] WITHHOLD AUTHORITY
     below (except as marked                        to vote for the nominee
     to the contrary below)                         listed below

    (Instruction:  To withhold authority for any individual  nominee,  strike a line through the nominee's name in the list below)

 Nominees for Class II Directors to Serve until the 2004 Annual Meeting:

               NORMA DOXEY                     BARRY D. SHAPIRO

and to vote upon any other business as may properly come before the meeting or any adjournment thereof, all as described in the Proxy Statement dated May 22, 2001, receipt of which is hereby acknowledged.

     Either of the proxies or their respective substitutes, who shall be present and acting shall have and may exercise all the powers hereby granted.


                (Continued and to be signed on the reverse side)

_______________________________________________________________________________

                          (continued from other side)


     The shares represented by this proxy will be voted FOR the election of both of the nominees for Class II Directors. Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.



                                   Dated:-------------------------------, 2001


                                   -------------------------------------------

                                   -------------------------------------------

                                   (Please date and sign exactly as name
                                   appears at left.  For joint accounts,
                                   each joint owner should sign. Executors, administrators, trustees, etc., should also so indicate when signing.)